Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of March 31, 2014

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of March 31, 2014, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 36 states and the ability to serve approximately 66,000 residents.  Through Brookdale Ancillary Services, the Company also offers a range of outpatient therapy, home health and hospice services, primarily to residents of its communities.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities		Number of Units		Percentage of Q1 2014 Resident and Management Fees	Percentage of Q1 2014 Facility Operating Income
Owned	226		23,523		42.2%	41.7%
Leased	329		25,805		47.0%	49.5%
Brookdale Ancillary Services	N/	A	N/	A	9.7%	5.6%
Managed	92		16,996		1.1%	3.2%
Total	647		66,324		100.0%	100.0%

Operating Type - By Segment
Retirement Centers	74		14,256		20.1%	24.7%
Assisted Living	440		22,483		42.2%	46.1%
CCRCs - Rental	26		6,527		14.9%	11.8%
CCRCs - Entry Fee	15		6,062		12.0%	8.6%
Brookdale Ancillary Services	N/	A	N/	A	9.7%	5.6%
Management Services	92		16,996		1.1%	3.2%
Total	647		66,324		100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(1)	Q1
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54
Add: integration, transaction-related and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64

Weighted average shares (000's)	122,823	123,405	124,128	124,308		124,478
Period end outstanding shares (excluding unvested restricted shares) (000's)	123,040	124,061	124,285	124,354		124,816

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying first quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of March 31, 2014

Senior Housing Operating Information

	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1 (1)
Retirement Centers
Number of communities (period end)	76	76	76	76	76	74
Total average units(2)	14,429	14,429	14,444	14,454	14,439	14,161
Weighted average unit occupancy	89.5%	89.4%	90.2%	90.1%	89.8%	89.3%
Senior Housing average monthly revenue per unit(3)	$3,328	$3,362	$3,408	$3,426	$3,381	$3,490

Assisted Living
Number of communities (period end)	431	432	432	438	438	440
Total average units(2)	21,556	21,499	21,513	22,149	21,679	22,435
Weighted average unit occupancy	89.1%	89.4%	90.0%	90.1%	89.7%	89.6%
Senior Housing average monthly revenue per unit(3)	$4,523	$4,519	$4,518	$4,480	$4,510	$4,599

CCRCs - Rental
Number of communities (period end)	27	27	27	26	26	26
Total average units(2)	6,687	6,684	6,687	6,617	6,669	6,457
Weighted average unit occupancy	87.6%	86.2%	86.7%	86.8%	86.8%	86.6%
Senior Housing average monthly revenue per unit(3)	$5,709	$5,649	$5,759	$5,742	$5,715	$5,839

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	15
Total average units(2)	5,281	5,295	5,308	5,329	5,303	5,527
Weighted average unit occupancy	84.6%	83.8%	84.1%	84.3%	84.2%	84.7%
Senior Housing average monthly revenue per unit(3)	$5,011	$5,025	$4,994	$5,023	$5,013	$5,124

Senior Housing Totals
Number of communities (period end)	548	549	549	554	554	555
Total average units(2)	47,953	47,907	47,952	48,549	48,090	48,580
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%
Senior Housing average monthly revenue per unit(3)	$4,375	$4,373	$4,397	$4,387	$4,383	$4,491

Management Services
Number of communities (period end)	101	101	102	95	95	92
Total average units(2)	18,114	18,310	18,291	17,618	18,083	17,140
Weighted average occupancy	84.9%	84.9%	85.7%	86.1%	85.4%	86.3%
Average monthly revenue per unit(3)	$3,460	$3,505	$3,499	$3,588	$3,512	$3,706

Brookdale Ancillary Services Operating Information

	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1
Brookdale Ancillary Services
Brookdale units served:
Outpatient Therapy consolidated	38,017	38,075	38,253	38,308	37,974
Home Health consolidated	32,389	32,864	33,940	33,894	34,518
Outpatient Therapy non-consolidated	13,502	14,177	14,733	14,017	14,138
Home Health non-consolidated	13,326	13,232	13,601	12,884	12,819
Total Brookdale units served:
Outpatient Therapy	51,519	52,252	52,986	52,325	52,112
Home Health	45,715	46,096	47,541	46,778	47,337

Outpatient Therapy treatment codes	821,308	840,076	818,758	844,987	812,632
Home Health average census	4,289	4,366	4,574	4,762	5,084

(1)
During the three months ended March 31, 2014, two communities moved between segments to more accurately reflect the underlying product offering of each segment.  The movement did not change the Company's reportable segments, but it did impact the operating information reported within the Retirement Centers and Assisted Living segments.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of March 31, 2014

Senior Housing Operating Information

	FY 2013				FY 2014
	Q1	Q2	Q3 (1)	Q4	Q1

Owned Properties
Number of communities (period end)	219	220	220	225	226
Total average units(2)	22,243	22,153	22,190	22,754	22,775
Weighted average unit occupancy	88.8%	88.7%	89.1%	89.2%	88.5%
Senior Housing average monthly revenue per unit(3)	$4,416	$4,416	$4,438	$4,402	$4,516

Leased Properties with Bargain Purchase Options
Number of communities (period end)	9	9	9	9	9
Total average units(2)	2,949	2,945	2,944	2,943	2,929
Weighted average unit occupancy	88.2%	88.0%	88.6%	88.5%	89.0%
Senior Housing average monthly revenue per unit(3)	$3,891	$3,896	$3,929	$4,001	$4,072

Leased Properties with Fair Market Value Purchase Options
Number of communities (period end)	74	74	75	75	75
Total average units(2)	3,364	3,364	3,413	3,438	3,462
Weighted average unit occupancy	90.8%	90.6%	90.9%	90.9%	90.7%
Senior Housing average monthly revenue per unit(3)	$4,675	$4,638	$4,645	$4,637	$4,677

Leased Properties without Purchase Options
Number of communities (period end)	246	246	245	245	245
Total average units(2)	19,397	19,445	19,405	19,414	19,414
Weighted average unit occupancy	87.9%	87.6%	88.5%	88.6%	88.2%
Senior Housing average monthly revenue per unit(3)	$4,344	$4,348	$4,381	$4,377	$4,491

Senior Housing Totals
Number of communities (period end)	548	549	549	554	555
Total average units(2)	47,953	47,907	47,952	48,549	48,580
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.6%
Senior Housing average monthly revenue per unit(3)	$4,375	$4,373	$4,397	$4,387	$4,491

(1)
During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2014

Financial Data
($ in 000s)

Retirement Centers	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1 (1)
Revenue	128,922	130,170	133,272	133,920	526,284	132,349
Expenses	75,588	75,993	76,452	75,969	304,002	76,119
Segment Operating Income	53,334	54,177	56,820	57,951	222,282	56,230
Segment Operating Margin	41.4%	41.6%	42.6%	43.3%	42.2%	42.5%

Assisted Living	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1 (1)
Revenue	260,615	260,497	262,524	268,232	1,051,868	277,431
Expenses	164,330	164,316	165,774	167,770	662,190	172,439
Segment Operating Income	96,285	96,181	96,750	100,462	389,678	104,992
Segment Operating Margin	36.9%	36.9%	36.9%	37.5%	37.0%	37.8%

CCRCs - Rental	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	100,327	97,562	100,076	99,010	396,975	97,944
Expenses	71,250	71,995	73,063	71,641	287,949	71,114
Segment Operating Income	29,077	25,567	27,013	27,369	109,026	26,830
Segment Operating Margin	29.0%	26.2%	27.0%	27.6%	27.5%	27.4%

CCRCs - Entry Fee	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	74,308	74,016	74,110	75,322	297,756	79,169
Expenses	54,737	56,244	55,892	54,490	221,363	59,534
Segment Operating Income	19,571	17,772	18,218	20,832	76,393	19,635
Segment Operating Margin	26.3%	24.0%	24.6%	27.7%	25.7%	24.8%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	74,308	74,016	74,110	75,322	297,756	79,169
Less: revenue amortization (non-cash)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)
Add: net entrance fees (cash)	7,553	16,422	11,370	21,661	57,006	6,513
Adjusted revenue	74,728	83,406	78,467	89,152	325,753	78,480
Expenses	54,737	56,244	55,892	54,490	221,363	59,534
Adjusted Segment Operating Income	19,991	27,162	22,575	34,662	104,390	18,946
Adjusted Segment Operating Margin	26.8%	32.6%	28.8%	38.9%	32.0%	24.1%

Total Senior Housing	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%
G&A Allocation (2)	25,526	23,224	22,647	24,658	96,055	24,396
G&A Allocation as a % of revenue	4.5%	4.1%	4.0%	4.3%	4.2%	4.2%
Adjusted Operating Income	172,741	170,473	176,154	181,956	701,324	183,291
Adjusted Operating Margin	30.6%	30.3%	30.9%	31.6%	30.9%	31.2%

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2014

Financial Data (continued)
($ in 000s)

Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	60,198	58,693	61,162	62,097	242,150	63,417
Expenses	47,098	47,479	49,398	52,466	196,441	50,664
Segment Operating Income	13,100	11,214	11,764	9,631	45,709	12,753
Segment Operating Margin	21.8%	19.1%	19.2%	15.5%	18.9%	20.1%
G&A Allocation (2)	6,055	6,005	5,516	5,806	23,382	5,642
G&A Allocation as a % of revenue	10.1%	10.2%	9.0%	9.3%	9.7%	8.9%
Adjusted Segment Operating Income	7,045	5,209	6,248	3,825	22,327	7,111
Adjusted Segment Operating Margin	11.7%	8.9%	10.2%	6.2%	9.2%	11.2%

Total Senior Housing and Brookdale Ancillary Services	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	624,370	620,938	631,144	638,581	2,515,033	650,310
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870
Operating Income	211,367	204,911	210,565	216,245	843,088	220,440
Operating Margin	33.9%	33.0%	33.4%	33.9%	33.5%	33.9%
G&A Allocation (2)	31,581	29,229	28,163	30,464	119,437	30,038
G&A Allocation as a % of revenue	5.1%	4.7%	4.5%	4.8%	4.7%	4.6%
Adjusted Operating Income	179,786	175,682	182,402	185,781	723,651	190,402
Adjusted Operating Margin	28.8%	28.3%	28.9%	29.1%	28.8%	29.3%

Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue (Management Fees)	7,609	7,744	7,622	8,150	31,125	7,402
Expenses (G&A Allocation) (2)	6,031	6,192	6,106	6,334	24,663	6,116
Segment Operating Income	1,578	1,552	1,516	1,816	6,462	1,286
Segment Operating Margin	20.7%	20.0%	19.9%	22.3%	20.8%	17.4%

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	631,979	628,682	638,766	646,731	2,546,158	657,712
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870
Operating Income	218,976	212,655	218,187	224,395	874,213	227,842
Operating Margin	34.6%	33.8%	34.2%	34.7%	34.3%	34.6%
G&A Allocation (2)	37,612	35,421	34,269	36,798	144,100	36,154
G&A Allocation as a % of revenue	6.0%	5.6%	5.4%	5.7%	5.7%	5.5%
Adjusted Operating Income	181,364	177,234	183,918	187,597	730,113	191,688
Adjusted Operating Margin	28.7%	28.2%	28.8%	29.0%	28.7%	29.1%

(1) During the three months ended March 31, 2014, two communities moved between segments to more accurately reflect the underlying product offering of each segment.  The movement did not change the Company's reportable segments, but it did impact the revenue and expenses reported within the Retirement Centers and Assisted Living segments.  Prior quarters have not been recast.

(2) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of March 31, 2014

Financial Data
($ in 000s)

Owned Properties	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700
Expenses	175,672	176,623	178,382	178,941	709,618	182,706
Segment Operating Income	90,650	88,516	89,540	94,498	363,204	94,994
Segment Operating Margin	34.0%	33.4%	33.4%	34.6%	33.9%	34.2%

Bridge to Cash Basis for CCRCs - Entry Fee
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700
Less: revenue amortization (non-cash)	(4,664)	(4,821)	(4,660)	(5,404)	(19,549)	(4,635)
Add: net entrance fees (cash)	5,449	10,936	8,014	13,694	38,093	4,079
Adjusted revenue	267,107	271,254	271,276	281,729	1,091,366	277,144
Expenses	175,672	176,623	178,382	178,941	709,618	182,706
Adjusted Segment Operating Income	91,435	94,631	92,894	102,788	381,748	94,438
Adjusted Segment Operating Margin	34.2%	34.9%	34.2%	36.5%	35.0%	34.1%

Leased Properties with Bargain Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	32,254	32,096	32,667	33,177	130,194	33,805
Expenses	20,766	21,308	21,230	21,518	84,822	21,806
Segment Operating Income	11,488	10,788	11,437	11,659	45,372	11,999
Segment Operating Margin	35.6%	33.6%	35.0%	35.1%	34.8%	35.5%

Leased Properties with Fair Market Value Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3 (1)	Q4	Full Year	Q1
Revenue	42,842	42,408	43,235	43,474	171,959	44,058
Expenses	26,940	27,011	27,228	27,293	108,472	27,691
Segment Operating Income	15,902	15,397	16,007	16,181	63,487	16,367
Segment Operating Margin	37.1%	36.3%	37.0%	37.2%	36.9%	37.1%

Leased Properties without Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3 (1)	Q4	Full Year	Q1
Revenue	222,754	222,602	226,158	226,394	897,908	231,330
Expenses	142,527	143,606	144,341	142,118	572,592	147,003
Segment Operating Income	80,227	78,996	81,817	84,276	325,316	84,327
Segment Operating Margin	36.0%	35.5%	36.2%	37.2%	36.2%	36.5%

Total Senior Housing	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%

(1)  During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of March 31, 2014

Same Community Information

($ in 000s, except Avg. Mo. Revenue/Unit)	Senior Housing
	Three Months Ended March 31,
	2014	2013	% Change
Revenue	$536,516	$521,569	2.9%
Operating Expense	352,608	343,941	2.5%
Facility Operating Income	$183,908	$177,628	3.5%
Facility Operating Margin	34.3%	34.1%	0.2%

# Communities	523	523
Avg. Period Occupancy	88.7%	88.6%	0.1%
Avg. Mo. Revenue/Unit	$4,535	$4,414	2.7%

	Brookdale Ancillary Services
	Three Months Ended March 31,
	2014	2013	% Change
Revenue	$38,168	$38,992	-2.1%
Operating Expense	30,344	30,163	0.6%
Facility Operating Income	$7,824	$8,829	-11.4%
Facility Operating Margin	20.5%	22.6%	-2.1%

# Units served (1)	29,476	29,476

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended March 31,
Type	2014	2013
Recurring	$9,369	$9,324
Corporate (2)	4,386	4,046
EBITDA-enhancing / Major Projects (3)	22,881	21,173
Program Max / Development, net (4)	11,465	14,636
Net Total Capital Expenditures (5)	$48,101	$49,179

(2) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building frastructure projects.
(4)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $11.6 million and $2.4 million for the three months ended March 31, 2014 and 2013, respectively.

(5)  Approximately $10.0 million and $10.3 million of expense was recognized during the three months ended March 31, 2014 and 2013, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of March 31, 2014
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2014	$24,630	3.85%	$-	-	$24,906	7.99%	$49,536
2015	28,176	4.09%	-	-	34,491	8.08%	62,667
2016	60,124	4.60%	-	-	29,861	8.32%	89,985
2017	359,729	5.30%	-	-	61,256	8.15%	420,985
2018	785,062	3.41%	25,000	3.75%	24,172	8.48%	834,234
Thereafter	1,058,659	3.95%	-	-	118,341	7.98%	1,177,000
Total	$2,316,380	3.99%	$25,000	3.75%	$293,027	8.10%	$2,634,407

Coverage Ratios

	Three months ended March 31, 2014
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	23,523	$99,816	$82,674	$23,844	3.5	x
Leased communities *	25,805	$118,545	$99,421	$81,236	1.2	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Three months ended March 31,
	2014	2013
Scheduled debt amortization	$13,842	$10,361
Lease financing debt amortization - FMV or no purchase option (3)	3,897	3,371
Lease financing debt amortization - bargain purchase option	4,662	3,975
Total debt amortization	$22,401	$17,707

Line Availability

($000s)	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14

Total line commitment	$230,000	$250,000	$250,000	$250,000	$250,000

Line availability (6)	$198,563	$225,331	$238,565	$250,000	$250,000
Ending line balance	45,000	70,000	45,000	30,000	25,000
Available to draw	$153,563	$155,331	$193,565	$220,000	$225,000
Cash and cash equivalents	28,242	30,946	42,690	58,511	45,701
Total liquidity (available to draw + cash)	$181,805	$186,277	$236,255	$278,511	$270,701

Total letters of credit outstanding	$77,952	$75,031	$71,762	$72,464	$71,675

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,316,380
Capital leases	293,027
Total Debt	$2,609,407	6.0x

Plus: Line of credit (cash borrowings)	25,000
Less: Unrestricted cash	(45,701)
Subtotal	$2,588,706	6.0x

2014 YTD annualized Adjusted EBITDA	$432,124

Annual cash lease expense multiplied by 8	2,277,920
Total adjusted debt	$4,866,626	6.8x

2014 YTD annualized Adjusted EBITDAR	$716,864

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,364,497	4.84%
Variable rate debt (1)	951,883	2.78%
Capital leases	293,027	8.10%
Line of credit (cash borrowings)	25,000	3.75%
Total debt	$2,634,407

	Balance	% of total
Variable rate debt with interest rate swaps (1) (4)	$26,853	2.8%
Variable rate debt with interest rate caps (1) (5)	692,915	72.8%
Variable rate debt - unhedged (1)	232,115	24.4%
Total variable rate debt (1)	$951,883	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted swap rate for stated reporting period is 5.49%.
(5) Weighted cap rate for stated reporting period of 4.69% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(6) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of March 31, 2014

CFFO Calculation
($ in 000s)
	Three Months Ended March 31,
	2014	2013

Net cash provided by operating activities (includes non-refundable entrance fees)	$52,696	$64,485
Changes in operating assets and liabilities (eliminates cash flow effect)	28,558	16,446
Add: Refundable entrance fees received	5,924	7,636
Less: Entrance fee refunds disbursed	(8,446)	(9,320)
Less: Recurring capital expenditures, net	(9,369)	(9,324)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,897)	(3,371)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(245)	(668)
Add: CFFO from unconsolidated ventures	2,241	1,958
Cash From Facility Operations	$67,462	$67,842

Add: Integration, transaction-related and EMR roll-out costs	11,783	2,105
Adjusted Cash From Facility Operations	$79,245	$69,947

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,375	4,373	4,397	4,387	4,383	4,491
Average monthly units (excluding equity homes) available	47,956	47,929	47,953	48,548	48,097	48,562
Average occupancy for the quarter	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%
Senior Housing resident fee revenue	$557,039	$555,213	$562,969	$568,653	$2,243,874	$579,691

Add: Brookdale Ancillary Services segment revenue	60,198	58,693	61,162	62,097	242,150	63,417
Add: management fee revenue	7,609	7,744	7,622	8,150	31,125	7,402
Total revenues excluding entrance fee amortization	$624,846	$621,650	$631,753	$638,900	$2,517,149	$650,510

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$631,979	$628,682	$638,766	$646,731	$2,546,158	$657,712
Less: Entrance fee amortization	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)
Adjusted revenues	624,846	621,650	631,753	638,900	2,517,149	650,510

Less: Facility operating expenses	(413,003)	(416,027)	(420,579)	(422,336)	(1,671,945)	(429,870)
Add: Change in future service obligation	-	-	-	(1,917)	(1,917)	-
Adjusted facility operating expenses	(413,003)	(416,027)	(420,579)	(424,253)	(1,673,862)	(429,870)

Less: G&A including non-cash stock-based compensation expense	(46,611)	(46,035)	(45,824)	(46,078)	(184,548)	(55,509)
Add: G&A non-cash stock-based compensation expense	6,894	6,988	6,894	5,202	25,978	7,572
Net G&A	(39,717)	(39,047)	(38,930)	(40,876)	(158,570)	(47,937)

Less: Facility lease expense	(69,019)	(68,777)	(69,232)	(69,701)	(276,729)	(69,869)
Add: Straight-line lease expense	748	684	818	347	2,597	(223)
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)
Net lease expense	(69,364)	(69,186)	(69,507)	(70,447)	(278,504)	(71,185)

Add: Entrance fee receipts	16,873	23,878	19,098	32,482	92,331	14,959
Less: Entrance fee disbursements	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)
Net entrance fees	7,553	16,422	11,370	21,661	57,006	6,513

Adjusted EBITDA	110,315	113,812	114,107	124,985	463,219	108,031

Less: Recurring capital expenditures, net	(9,324)	(10,664)	(12,127)	(10,786)	(42,901)	(9,369)
Less: Interest expense, net	(30,668)	(29,591)	(29,170)	(30,557)	(119,986)	(29,677)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,371)	(3,444)	(3,518)	(3,594)	(13,927)	(3,897)
Add: CFFO from unconsolidated ventures	1,958	2,099	1,922	1,825	7,804	2,241
Less: Other	(1,068)	(1,060)	(655)	2,597	(186)	133

Reported CFFO	$67,842	$71,152	$70,559	$84,470	$294,023	$67,462

Add: integration, transaction-related and EMR roll-out costs	2,105	3,626	4,661	4,078	14,470	11,783
Adjusted CFFO	$69,947	$74,778	$75,220	$88,548	$308,493	$79,245

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(2)	Q1
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54
Add: integration, transaction-related and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64

Shares used in calculation of CFFO (000's)	122,823	123,405	124,128	124,308		124,478

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of March 31, 2014

Cash Basis ($ in 000's except average resale and refund)
	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1
# Closings	91	128	100	130	95
# of Refunds	87	88	86	103	76

Resale Receipts:
Proceeds from non-refundable entrance fees (1)	9,237	12,124	9,223	13,607	9,035
Proceeds from refundable entrance fees (2)	7,636	11,754	9,875	18,875	5,924
Total Cash Proceeds	16,873	23,878	19,098	32,482	14,959
Refunds of entrance fees (3)	(9,320)	(7,456)	(7,728)	(10,821)	(8,446)
Net Resale Cash Flow	7,553	16,422	11,370	21,661	6,513

MyChoice proceeds included in refundable resale receipts above	1,768	4,041	3,205	10,008	282

Average Resale $ (excluding MyChoice proceeds)	165,989	154,977	158,930	172,877	154,495
Average Refund $ (excluding MyChoice refunds)	(98,540)	(80,773)	(86,372)	(94,621)	(99,816)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000	92,070
Refund Attachments	(17,209)
Net Cash Value	74,861

Income Statement Impact ($ in 000's)
On Brookdale's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1
Amortization of entrance fees (incl. gains on terminations)	(7,133)	(7,032)	(7,013)	(7,831)	(7,202)

Principles of Entry Fee Accounting
Certain of Brookdale's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  Brookdale has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is not amortized and is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes MyChoice proceeds).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of March 31, 2014
($ in 000s)

Cash Flow Statements

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014
Cash Flows from Operating Activities
Net income (loss)	$3,558	$(5,200)	$(967)	$(975)	$(3,584)	$(2,299)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt	-	893	53	319	1,265	-
Depreciation and amortization	69,228	71,602	72,744	72,237	285,811	74,334
Asset impairment	-	2,154	504	10,233	12,891	-
Equity in earnings of unconsolidated ventures	(115)	(445)	(431)	(493)	(1,484)	(636)
Distributions from unconsolidated ventures from cumulative share of net earnings	668	773	648	602	2,691	245
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)
Amortization of entrance fees	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)
Proceeds from deferred entrance fee revenue	9,237	12,124	9,223	13,607	44,191	9,035
Deferred income tax (benefit) provision	-	-	-	(183)	(183)	598
Change in deferred lease liability	748	684	818	347	2,597	(223)
Change in fair value of derivatives	(135)	(1,836)	1,377	(386)	(980)	847
(Gain) loss on sale of assets	(926)	24	26	(96)	(972)	76
Change in future service obligation	-	-	-	(1,917)	(1,917)	-
Non-cash stock-based compensation	6,894	6,988	6,894	5,202	25,978	7,572
Changes in operating assets and liabilities:
Accounts receivable, net	(9,064)	1,736	(2,154)	4,033	(5,449)	(2,499)
Prepaid expenses and other assets, net	9,140	(12,679)	734	10,288	7,483	(5,816)
Accounts payable and accrued expenses	(10,871)	12,926	18,540	13,242	33,837	(27,561)
Tenant refundable fees and security deposits	(335)	(258)	(235)	36	(792)	(615)
Deferred revenue	(5,316)	(1,018)	4,579	(126)	(1,881)	7,933
Net cash provided by operating activities	64,485	80,343	104,247	117,046	366,121	52,696
Cash Flows from Investing Activities
(Increase) decrease in lease security deposits and lease acquisition deposits, net	(1,952)	(1,066)	972	(5)	(2,051)	7
Decrease (increase) in cash and escrow deposits — restricted	826	2,195	(537)	8,242	10,726	6,627
Additions to property, plant and equipment and leasehold intangibles, net	(51,614)	(48,677)	(61,231)	(96,005)	(257,527)	(59,717)
Acquisition of assets, net of related payables and cash received	(2)	(4,833)	(2,559)	(27,292)	(34,686)	(515)
(Issuance of) payment on notes receivable, net	(17)	(47)	159	73	168	76
Investment in unconsolidated ventures	(5,843)	(2,149)	(9,180)	-	(17,172)	-
Distributions received from unconsolidated ventures	-	-	100	1,500	1,600	-
Proceeds from sale of assets, net	440	7,114	-	26,582	34,136	-
Net cash used in investing activities	(58,162)	(47,463)	(72,276)	(86,905)	(264,806)	(53,522)
Cash Flows from Financing Activities
Proceeds from debt	8,955	418,667	170,230	65,082	662,934	20,516
Repayment of debt and capital lease obligations	(17,707)	(470,825)	(163,209)	(72,392)	(724,133)	(22,401)
Proceeds from line of credit	105,000	85,000	130,000	105,000	425,000	70,000
Repayment of line of credit	(140,000)	(60,000)	(155,000)	(120,000)	(475,000)	(75,000)
Payment of financing costs, net of related payables	(2,200)	(5,695)	(3,299)	(382)	(11,576)	(2,905)
Refundable entrance fees:
Proceeds from refundable entrance fees	7,636	11,754	9,875	18,875	48,140	5,924
Refunds of entrance fees	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)
Cash portion of loss on extinguishment of debt	-	(453)	(49)	-	(502)	-
Purchase of derivatives	-	(1,489)	(1,374)	-	(2,863)	-
Other	315	321	327	318	1,281	328
Net cash used in financing activities	(47,321)	(30,176)	(20,227)	(14,320)	(112,044)	(11,984)
Net (decrease) increase in cash and cash equivalents	(40,998)	2,704	11,744	15,821	(10,729)	(12,810)
Cash and cash equivalents at beginning of period	69,240	28,242	30,946	42,690	69,240	58,511
Cash and cash equivalents at end of period	$28,242	$30,946	$42,690	$58,511	$58,511	$45,701